SCUDDER
                                                                     INVESTMENTS





                            Value Funds II
                            Advisor Classes A, B and C



              Prospectus
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                            February 1, 2001, as revised May 29, 2001
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                         |
                         |  Scudder Small Cap Value Fund





         As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          14  Choosing a Share Class
        Strategy
                                            19  How to Buy Shares
     5  The Main Risks of Investing
        in the Fund                         20  How to Exchange or Sell
                                                Shares
     6  The Fund's Performance History
                                            21  Policies You Should Know
     7  How Much Investors Pay                  About

     8  Other Policies and Risks            28  Understanding Distributions
                                                and Taxes
     9  Who Manages and Oversees
        the Fund

    10  Financial Highlights

  How the Fund Works

  The fund invests mainly in common stocks, as a way of seeking growth of your investment.

  The fund invests mainly in companies whose stock prices appear low in light of other measures of worth, such as earnings, book value or cash flow.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

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                                                 | Class A     Class B   Class C
                                   ticker symbol | KDSAX       KDSBX     KDSCX
                                     fund number | 088         288       388

  Scudder Small Cap Value Fund
  formerly Kemper Small Cap Value Fund
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The Fund's Main Investment Strategy

The fund seeks long-term capital appreciation. The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ($2 billion or less as of 12/31/00).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the fund's portfolio from among the qualifying stocks, using portfolio optimization software that weighs information about the potential return and risks of each stock. The managers diversify the fund's investments among many companies (typically over 200).

The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

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OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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This fund is designed for value-oriented investors who are interested in small-cap market exposure.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is September 11, 1995. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.

Scudder Small Cap Value Fund
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Annual Total Returns (%) as of 12/31 each year                      Class A
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


 1993           2.54
 1994           0.15
 1995          43.29
 1996          29.60
 1997          20.02
 1998         -12.82
 1999           0.65
 2000          -2.47


Best Quarter: 16.42%, Q2 1995             Worst Quarter: -24.07%, Q3 1998


Average Annual Total Returns (%) as of 12/31/2000
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                            1 Year              5 Years        Since Inception*
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Class A                      -8.08                4.64               9.67
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Class B                      -6.18                4.81               9.62
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Class C                      -3.05                5.12               9.71
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Index                        22.83               12.60              14.35
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Index: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.

In both the table and the chart, total returns for 1993 through 1996 would have been lower if operating expenses hadn't been reduced.

*  Since 5/22/1992. Index comparison begins 5/31/1992.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

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Fee Table                                            Class A   Class B   Class C
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Shareholder Fees, paid directly from your investment
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Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                 5.75%     None      None
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Maximum Contingent Deferred Sales Charge (Load)
(% of redemption proceeds)                            None*    4.00%     1.00%
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Annual Operating Expenses, deducted from fund assets
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Management Fee                                        0.74%     0.74%     0.74%
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Distribution/Service (12b-1) Fee**                    0.25      1.00      1.00
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Other Expenses***                                     0.48      0.53      0.50
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Total Annual Operating Expenses                       1.47      2.27      2.24
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* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Pending shareholder approval, each class's current shareholder services fee previously included under "Other Expenses" will be authorized for payment under a Rule 12b-1 Plan. This prospectus assumes that shareholders approved each Plan. If shareholders do not approve the Plan, the current fee structure will remain in effect.

*** Includes a fixed rate administrative fee of 0.475%, 0.525% and 0.500% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                           1 Year      3 Years      5 Years     10 Years
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Expenses, assuming you sold your shares at the end of each period
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Class A shares                      $716       $1,013       $1,332      $2,231
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Class B shares                       630        1,009        1,415       2,220
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Class C shares                       327          700        1,200       2,575
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Expenses, assuming you kept your shares
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Class A shares                      $716       $1,013       $1,332      $2,231
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Class B shares                       230          709        1,215       2,220
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Class C shares                       227          700        1,200       2,575
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Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 50% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $370 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. For the 12 months through the most recent fiscal year end, the actual amount the fund paid in management fees was 0.74% of its average daily net assets.

The portfolio managers

The following people handle the day-to-day management of the fund.

  James M. Eysenbach                 Jennifer P. Carter
  Lead Portfolio Manager              o Began investment career in
   o Began investment career in         1998
     1984                             o Joined the advisor in 1992
   o Joined the advisor in 1991       o Joined the fund team in 2000
   o Joined the fund team in 1999

  Calvin S. Young
   o Began investment career in
     1988
   o Joined the advisor in 1990
   o Joined the fund team in 1999

Effective June 30, 2001, the following people will assume responsibility for management of the fund.

  Robert D. Tymoczko                 Stephen Marsh
  Co-Lead Portfolio Manager          Co-Lead Portfolio Manager
   o Began investment career in       o Began investment career in
     1992                               1980
   o Joined the advisor in 1991       o Joined the advisor in 1997
   o Joined the fund team in 2001     o Joined the fund team in 2001

Financial Highlights


These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose reports, along with the fund's financial statements, are included in the fund's annual report (see "Shareholder reports" on the back cover).

Scudder Small Cap Value Fund -- Class A

                                                      Eleven
                                   Year ended         months       Year ended
                                  November 30,        ended       December 31,
                           -------------------------- Nov. 30, -------------------
                              2000     1999     1998    1997      1996     1995
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Per share operating performance
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Net asset value,
beginning of period        $17.75    $17.80   $21.83  $18.28   $14.50    $10.85
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Income from investment operations:
  Net investment
  income (loss)            (.10)(a)  .04(a)     .06     .05    .14(a)    (.02)
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  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.16)    (.09)    (3.39)   3.50     4.14      4.64
----------------------------------------------------------------------------------
  Total from investment
  operations               (1.26)    (.05)    (3.33)   3.55     4.28      4.62
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Less distributions from:
  Net investment income       --        --       --      --    (.07)        --
----------------------------------------------------------------------------------
  Net realized gain on        --        --    (.70)      --    (.43)     (.97)
  investment transactions
----------------------------------------------------------------------------------
  Total distributions         --        --    (.70)      --    (.50)     (.97)
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Net asset value, end
of period                  $16.49    $17.75   $17.80  $21.83   $18.28    $14.50
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Total return (%) (c)       (7.10)    (.28)    (15.69) 19.42**  29.60(b)  43.29(b)
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Ratios to average net assets and supplemental data
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Net assets, end of period
($ in millions)              156       297      490     736      145        21
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Ratio of expenses, before
expense reductions (%)     1.67(d)    1.52     1.42   1.32*     1.47      1.83
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Ratio of expenses, after
expense reductions (%)     1.66(d)    1.52     1.42   1.32*     1.31      1.25
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Ratio of net investment
income (loss) (%)           (.58)      .21      .25    .51*      .87      (.16)
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Portfolio turnover rate
(%)                           19        47       50     83*       23        86
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*        Annualized

**       Not Annualized

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class
         A, Class B, Class C and Class I, respectively.

Scudder Small Cap Value Fund -- Class B

                                                                         For the
                                                     Eleven               period
                                                     months     Year     Sept. 11,
                            Year ended November 30,  ended     ended     1995+ to
                           ------------------------- Nov. 30,  Dec. 31,  Dec. 31,
                             2000     1999     1998    1997      1996      1995
-----------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------
Net asset value,
beginning of period        $17.15   $17.33   $21.46  $18.14   $14.48    $15.75
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Income from investment operations:
  Net investment income
  (loss)                   (.24)(a) (.11)(a)  (.12)   (.04)   .01(a)     (.02)
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.11)    (.07)   (3.31)    3.36     4.11     (.41)
-----------------------------------------------------------------------------------
  Total from investment
  operations               (1.35)    (.18)   (3.43)    3.32     4.12     (.43)
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --       --       --      --    (.03)        --
-----------------------------------------------------------------------------------
  Net realized gain on         --       --    (.70)      --    (.43)     (.84)
  investment transactions
-----------------------------------------------------------------------------------
  Total distributions          --       --    (.70)      --    (.46)     (.84)
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Net asset value, end
of period                  $15.80   $17.15   $17.33  $21.46   $18.14    $14.48
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Total return (%) (c)       (7.87)   (1.04)   (16.45) 18.30**  28.54(b)  (2.52)**(b)
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Ratios to average net assets and supplemental data
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Net assets, end of period
($ in millions)               144      262      390     412       99         8
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Ratio of expenses, before
expense reductions (%)     2.49(d)    2.36     2.34   2.34*     2.49     2.39*
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Ratio of expenses, after
expense reductions (%)     2.48(d)    2.36     2.34   2.34*     2.12     2.00*
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Ratio of net investment
income (loss) (%)          (1.40)    (.63)    (.67)  (.51)*      .06    (.99)*
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Portfolio turnover rate
(%)                            19       47       50     83*       23       86*
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*        Annualized

**       Not Annualized

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class
         A, Class B, Class C and Class I, respectively.

+        Commencement of operations

Scudder Small Cap Value Fund -- Class C

                                                                         For the
                                                     Eleven               period
                                                     months     Year     Sept. 11,
                            Year ended November 30,  ended     ended     1995+ to
                           ------------------------- Nov. 30,  Dec. 31,  Dec. 31,
                             2000     1999     1998    1997      1996      1995
-----------------------------------------------------------------------------------
Per share operating performance
-----------------------------------------------------------------------------------
Net asset value,
beginning of period        $17.24   $17.39    $21.51 $18.17   $14.48    $15.75
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                   (.21)(a) (.09)(a)   (.12)  (.03)   .01(a)     (.02)
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.12)    (.06)    (3.30)   3.37     4.14     (.41)
-----------------------------------------------------------------------------------
  Total from investment
  operations               (1.33)    (.15)    (3.42)   3.34     4.15     (.43)
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --       --        --     --    (.03)        --
-----------------------------------------------------------------------------------
  Net realized gains on        --       --     (.70)     --    (.43)     (.84)
  investment transactions
-----------------------------------------------------------------------------------
  Total distributions          --       --     (.70)     --    (.46)     (.84)
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Net asset value, end
of period                 $15.91   $17.24    $17.39 $21.51   $18.17    $14.48
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Total return (%) (c)       (7.71)    (.86)    (16.37)18.38**  28.77(b)  (2.51)**(b)
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Ratios to average net assets and supplemental data
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Net assets, end of period
($ in millions)                29       57        91    100       20         1
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Ratio of expenses before
expense reductions (%)     2.32(d)    2.25      2.28  2.24*     2.19     2.35*
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Ratio of expenses after
expense reductions (%)     2.31(d)    2.25      2.28  2.24*     2.06     1.95*
-----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)          (1.23)    (.52)     (.61) (.41)*      .12    (.94)*
-----------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            19       47        50    83*       23       86*
-----------------------------------------------------------------------------------

*        Annualized

**       Not Annualized

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class
         A, Class B, Class C and Class I, respectively.

+        Commencement of operations

  How to Invest in the Fund

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

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Classes and features                      Points to help you compare
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Class A

o Sales charges of up to 5.75%, charged  o  Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                            o  Total annual operating expenses are
                                            lower than those for Class B or
o 0.25% service fee*                        Class C
--------------------------------------------------------------------------------

Class B

o No charges when you buy shares         o  The deferred sales charge rate falls
                                            to zero six years after purchase
o Deferred sales charge declining from
  4.00%, charged when you sell shares    o  Shares automatically convert to
  you bought within the last six years      Class A six years after purchase,
                                            which means lower annual expenses
o 1.00% distribution/service fee*           going forward
--------------------------------------------------------------------------------

Class C

o No charges when you buy shares         o  The deferred sales charge rate is
                                            lower, but your shares never convert
o Deferred sales charge of 1.00%,           to Class A, so annual expenses
  charged when you sell shares you          remain higher
  bought within the last year

o 1.00% distribution/service fee*
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* Pending shareholder approval, each class's current shareholder services fee will be authorized for payment under a Rule 12b-1 Plan. This prospectus assumes that shareholders approved each Plan. If shareholders do not approve the Plan, the current fee structure will remain in effect.

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from fund assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                        Sales charge as a    Sales charge as a % of
Your investment        % of offering price     your net investment
---------------------------------------------------------------------
Up to $50,000                  5.75                   6.10
---------------------------------------------------------------------
$50,000-$99,999                4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999              3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999              2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999              2.00                   2.04
---------------------------------------------------------------------
$1 million or more      See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares    CDSC on shares you sell
----------------------------------------------------------------------
First year                      4.00%
----------------------------------------------------------------------
Second or third year            3.00
----------------------------------------------------------------------
Fourth or fifth year            2.00
----------------------------------------------------------------------
Sixth year                      1.00
----------------------------------------------------------------------
Seventh year and later          None (automatic conversion to Class A)
----------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from fund assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         1.00%
---------------------------------------------------------------------
Second year and later              None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 or more for regular accounts

$500 or more for IRAs                     $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the   o  Contact your representative using
  method that's most convenient for you      the method that's most convenient
                                             for you
----------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application        o  Send a check made out to "Scudder
                                             Funds" and an investment slip to us
o Send it to us at the appropriate           at the appropriate address below
  address, along with an investment check
                                          o  If you don't have an investment
                                             slip, simply include a letter with
                                             your name, account number, the full
                                             name of the fund and the share class
                                             and your investment instructions
----------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions    o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By phone

--                                        o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
With an automatic investment plan

--                                        o  To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------
On the Internet

--                                        o  Go to www.scudder.com and register

                                          o  Follow the instructions for buying
                                             shares with money from your bank
                                             account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:
  Scudder Funds, PO Box 219151, Kansas City, MO 64121-9151

  Express, registered or certified mail:
  Scudder Investments Service Company, 811 Main Street, Kansas City, MO
  64105-2005

  Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 23
existing accounts
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the     o  Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:            Write a letter that includes:

o the fund, class and account number     o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                       o  To set up regular cash payments from
                                            a fund account, call (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy/QuickSell lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund do not affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Scudder Investments Service Company can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Scudder Investments Service Company or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the fund calculates share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

    TOTAL ASSETS - TOTAL LIABILITIES
 ---------------------------------------   = NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments or the SEC (see below). If you're a shareholder and have questions, please contact Scudder Investments. Materials you get from Scudder Investments are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.


Scudder Investments                       SEC
----------------------------------------------------------------
222 South Riverside Plaza                 450 Fifth Street, N.W.
Chicago, IL 60606-5808                    Washington, D.C.
www.scudder.com                           20549-6009
(800) 621-1048                            www.sec.gov
                                          (202) 942-8090



SEC File Number
----------------------------------------------------------------
Scudder Small Cap Value Fund              811-5385



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
Tel (800) 621-1048



SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments